UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4098

Name of Registrant: VANGUARD CHESTER FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2002 - August 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) PRIMECAP FUND
AUGUST 31, 2003

[GRAPHIC]
ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's Chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com.
--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 report from the advisor
 9 fund profile
10 glossary of investment terms
11 performance summary
13 your fund's after-tax returns
14 about your fund expenses
15 financial statements
25 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard PRIMECAP Fund returned more than 23% in its 2003 fiscal year, surpassing the returns of its comparative standards.
* Following the successful conclusion of major combat operations in Iraq, a distinctly upbeat mood began to permeate the stock market.
* The fund's strong fiscal 2003 performance was consistent with its excellent long-term record.


Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.
--------------------------------------------------------------------------------
letter from the chairman

Fellow Shareholder,

During the 12 months ended August 31, 2003, Vanguard PRIMECAP Fund and the stock market rebounded powerfully from their double-digit declines in fiscal 2002.

[PICTURES OF JOHN J. BRENNAN]

------------------------------------------------
2003 TOTAL RETURNS             FISCAL YEAR ENDED
                                       AUGUST 31
------------------------------------------------
VANGUARD PRIMECAP FUND
  Investor Shares                          23.4%
  Admiral Shares                           23.6
S&P 500 Index                              12.1
Average Multi-Cap Growth Fund*             21.1
------------------------------------------------
*Derived from data provided by Lipper Inc.

As shown in the adjacent table, the fund's Investor Shares rose 23.4% and its Admiral Shares 23.6%, surpassing the results of its comparative standards. Much of the fund's success was the result of excellent stock selection in three market sectors: technology, health care, and consumer discretionary.

The components of the fund's total return--per-share distributions and change in net asset value--appear in the table on page 5. If you hold Vanguard PRIMECAP Fund in a taxable account, you may wish to review the information about your fund's after-tax performance on page 13.

DISMAL AT THE START, THE STOCK MARKET PERKED UP

A slumping economy, weak corporate profits, and growing geopolitical tensions weighed heavily on the stock market as our fiscal year began, and a two-month rally starting in mid-October quickly ran out of steam. However, following the successful conclusion of major combat operations in Iraq, a distinctly upbeat mood began to permeate the marketplace. Stock prices began to rebound across capitalizations and industry sectors in response to solid corporate earnings announcements and a slew of positive economic reports.

The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 14.9% for the fiscal year. Technology and other growth-

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

oriented stocks, which had sustained massive losses during the past few years, were among the most impressive gainers. The market's smaller stocks outpaced larger issues, demonstrating investors' renewed appetite for risk.

U.S. investors were rewarded with good returns in many international markets as well, although stock performance was only part of the story. The roughly 10% decline in the U.S. dollar relative to the euro and the Japanese yen transformed results that were mediocre by local-currency standards into strong dollar-denominated returns.

INTEREST RATES FELL FOR MONTHS, THEN BOUNCED BACK A BIT

In the bond market, the fiscal year was marked by two distinctly different phases. Prior to mid-June, the lethargic economy and ongoing flight from equities to bonds drove the prices of bonds higher and their yields lower. The yield of the benchmark 10-year U.S. Treasury note dropped to a 45- year low of 3.11% on June 13. After that point, however, longer-term interest rates rose rapidly, with the yield of the 10-year T-note standing at 4.46% on August 31. For the 12 months, the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, provided a total return of 4.4%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 2003
                                              ----------------------------------
                                                 ONE         THREE         FIVE
                                                YEAR         YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                12.9%        -11.4%         3.1%
Russell 2000 Index (Small-caps)                29.1          -1.2          9.5
Wilshire 5000 Index (Entire market)            14.9         -10.7          3.5
MSCI All Country World Index Free
   ex USA (International)                      12.2         -10.0          1.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     4.4%          8.2%         6.6%
   (Broad taxable market)
Lehman Municipal Bond Index                     3.1           6.5          5.3
Citigroup 3-Month Treasury Bill Index           1.3           2.9          3.8
================================================================================
CPI
Consumer Price Index                            2.2%          2.2%         2.5%
--------------------------------------------------------------------------------

Corporate bonds outperformed Treasuries across all maturities. High-yield corporate bonds performed spectacularly--the Lehman High Yield Index, which tracks the performance of bonds issued by companies with low credit ratings, returned 24.9% for the period.

MANY SUCCESSES, FEW WEAKNESSES MEANT SUPERIOR RETURNS

During the past year, Vanguard PRIMECAP Fund's emphasis on established, fast-growing enterprises produced notable successes in the technology, health care, and consumer discretionary sectors. Together, these three groups accounted for almost 18 percentage points of the Investor Shares' 23.4% return.

The fund's technology holdings included software and hardware stocks that rallied as investors saw hope of a thaw in the long freeze on corporate capital spending. In the health care sector, the fund benefited from strong performances by medical device-makers and by biotech stocks, which were reinvigorated by clinical advances and changes in the regulatory climate. The fund's consumer discretionary stocks included retailers and entertainment purveyors that benefited from reports of stronger economic growth, which could lead to an increase in consumer spending.

------------------------------------------------------------------
TOTAL RETURNS                                      TEN YEARS ENDED
                                                   AUGUST 31, 2003
------------------------------------------------------------------
                                     AVERAGE        FINAL VALUE OF
                                      ANNUAL             A $25,000
                                      RETURN    INITIAL INVESTMENT
------------------------------------------------------------------
PRIMECAP Fund
  Investor Shares                      14.5%               $97,098
S&P 500 Index                          10.1                 65,326
Average Multi-Cap
  Growth Fund                           8.3                 55,294
------------------------------------------------------------------

The fund's advisor, PRIMECAP Management Company, made the most of its successes by sacrificing very little to mistakes. It recorded a loss in just one economic sector: the fund's small integrated oils group, which reduced the overall return by 0.6 percentage point. With money market instruments yielding less than 1%, the most notable constraint on the fund's performance was its large cash position--almost 8% of assets on August 31.

THE FINE 2003 RESULTS ADD TO A DISTINGUISHED HISTORY

The fund's strong performance during the past year was consistent with its excellent long-term results. The table above shows that over the ten years ended August 31, 2003, Vanguard PRIMECAP Fund Investor Shares returned an average of 14.5% a year, a full 6.2 percentage points more than the average return of competing funds. This impressive outperformance translated into a vast difference in wealth creation. A hypothetical $25,000 investment in Vanguard PRIMECAP Fund would have grown to $97,098 over the ten years;

the same investment in the average competitor would have increased to $55,294.

--------------------------------------------------------------------------------
PRIMECAP Management Company, the fund's advisor, sacrificed very little of the rewards from its strongly performing stock selections to mistakes. The fund recorded a loss in just one industry sector: integrated oils.
--------------------------------------------------------------------------------

Vanguard PRIMECAP Fund's long-term success is testament to the power of a sound and disciplined strategy applied with skill through good markets and bad by a stable, experienced team. PRIMECAP Management Company has served the fund with distinction.

The fund's record also reflects the benefits of low costs, which let investors enjoy more of the fruits of the advisor's successful portfolio management. In 2003, the PRIMECAP Fund's annual operating expenses amounted to 0.51% of average net assets for Investor Shares and 0.37% for Admiral Shares. The average competitor's expenses consumed a full 1.76% of average net assets, or $17.60 per $1,000.

TIMELESS PRINCIPLES AMID PERSISTENT CHANGE

Since early 2000, the financial markets have followed trajectories unfamiliar to most market participants. Stocks endured one of the longest and deepest declines in financial history, while the yields of fixed income securities dropped to levels not seen in a generation. In recent months, though, the cycles seem to have turned: Many stocks have produced exceptional returns, and interest rates have begun to rise.

These events are no more than extreme manifestations of the uncertainty that always rules the financial markets. At Vanguard, we believe that the best approach to this uncertainty is faithful use of the time-tested investment principles: balance, diversification, and low costs. A balance among stocks, bonds, and money market funds allows you to pursue growth of capital while securing some protection from the markets' inevitable downturns. Whatever the asset mix, low costs are key to ensuring that you reap the maximum possible share of the financial markets' rewards.

Vanguard PRIMECAP Fund can be an important component of your equity allocation, providing exposure to the market's large growth stocks as well as the investment talents of an advisor with an unusually distinguished record of performance.

We thank you for entrusting your assets to us.



Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


SEPTEMBER 10, 2003







--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              AUGUST 31, 2002-AUGUST 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                               STARTING        ENDING       INCOME       CAPITAL
                            SHARE PRICE   SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
PRIMECAP Fund
  Investor Shares                $39.51        $48.50       $0.210        $0.000
  Admiral Shares                  41.00         50.34        0.265         0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

The Investor Shares of Vanguard PRIMECAP Fund returned 23.4% for the 12 months ended August 31, 2003 (and the Admiral Shares, 23.6%), as the dismal stock market of 2002 gave way to a powerful rally in 2003. Our result surpassed the 12.1% return of the Standard & Poor's 500 Index, our primary benchmark, and the 21.1% average return of multi-capitalization growth funds.

THE INVESTMENT ENVIRONMENT

The 12-month period got off to a poor start as the economy struggled to gain traction and the geopolitical situation grew tense. Starting in mid-March, however, equity markets staged a sharp recovery, further fueled by the successful conclusion of major combat operations in Iraq, stronger-than-expected corporate earnings reports, and signs of accelerating economic growth. The market's powerful recovery, while welcome, means current stock prices can be justified only by a sustained pickup in economic activity and corporate profits, which are critical to continued improvement in corporate capital spending and boosting employment to levels at which consumer spending can remain robust.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment advisor's assessment of such factors as their industry positions, growth potential, and expected protability. fund profile
--------------------------------------------------------------------------------

Despite a sobering list of risks--the weak dollar, the "double dip" economic recession scenario, the threat of deflation, global overcapacity, the cost of fighting terrorism, the increasing cost of rebuilding Iraq, and stocks' potentially high valuations--we believe that the foundation for an economic recovery is in place. The stimulative forces currently in effect are numerous: a $350-billion tax relief package (50% of which will be realized by the end of 2004), an easy monetary policy, and the stock market's recent recovery. Moreover, there is a tremendous amount of operating leverage embedded within today's corporate cost structures. As demand recovers, we believe that the cost reductions and productivity increases that were required for survival at a majority of companies during the downturn will lead to a surprising degree of upside for corporate earnings as more of each additional dollar of revenue flows through to the bottom line.

THE PORTFOLIO'S SUCCESSES

Superior stock selection in the health care, technology, and consumer discretionary sectors made the most important contribution to our 12-month results. We earned notably strong returns in biotechnology stocks Genentech and Genzyme (each up more than 100% during the 12 months) and medical-device-maker Guidant. In the technology sector, we recorded excellent results from Adobe Systems, which is the dominant provider of electronic document software, and Citrix Systems, a maker of enterprise software platforms. Chipmakers Intel and Texas Instruments and telecom equipment producer Nortel Networks, all of which stand to benefit from any improvement in corporate capital spending, were also strong performers. Our most rewarding consumer discretionary stocks included
Hughes Electronics (listed as General Motors Class H shares), a satellite TV provider that is set to be taken over by Rupert Murdoch's News Corporation. We also earned strong returns from retailer Best Buy and Internet auctioneer eBay.

THE PORTFOLIO'S SHORTFALLS

Following a very difficult 2002, when we were building positions that lost value even as we added them to the portfolio, we reaped excellent performance from these holdings, with very few disappointments. The main constraint on performance was our cash position, which averaged 7.8% of assets during the fiscal year. This was not a deliberate decision to hold cash--it simply represents what was left over after we deployed fund assets in what we considered the most attractive investment opportunities. Of course, with money market instruments providing exceptionally low yields and stocks recording strong returns, cash was a constraint, regardless of why it was held. On the other hand, this position also gives us flexibility to seize investment opportunities as they arise.

OUR OUTLOOK

Our investment outlook has not changed significantly since the beginning of 2003. We still see greater potential for growth in the industrial sectors than in the consumer sectors. Economically sensitive stocks have been hit hard over the past few years and, in our opinion, offer the most attractive investment opportunities. To that end, we have selectively increased our exposure to companies in the technology and producer durables sectors. We also consider health care to be attractive, particularly the biotechnology and biotechnology-related industries.

The level of stock valuations is no longer an obstacle to better returns, though building a case that the market is significantly undervalued would require an assumption that current estimates for corporate earnings are too low. If an economic recovery progresses, such an assumption may prove accurate. We continue to believe that stocks are more attractive than bonds or cash equivalents.

HOWARD B. SCHOW                                            THEO A. KOLOKOTRONES
Portfolio Manager                                             Portfolio Manager

                                        JOEL P. FRIED
                                    Portfolio Manager


PRIMECAP MANAGEMENT COMPANY
SEPTEMBER 17, 2003

FUND PROFILE                                                     AS OF 8/31/2003


This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 10.


PRIMECAP FUND
-----------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          COMPARATIVE
                                   FUND        INDEX*
-----------------------------------------------------
Number of Stocks                    124           500
Median Market Cap                $15.5B        $46.5B
Price/Earnings Ratio              31.8x         20.7x
Price/Book Ratio                   2.6x          2.9x
Yield                                            1.8%
  Investor Shares                  0.4%
  Admiral Shares                   0.6%
Return on Equity                  16.7%         21.7%
Earnings Growth Rate               7.3%          7.2%
Foreign Holdings                   6.8%          0.0%
Turnover Rate                       12%            --
Expense Ratio                                      --
  Investor Shares                 0.51%
  Admiral Shares                  0.37%
Cash Investments                     8%            --
-----------------------------------------------------

------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

FedEx Corp.                           5.3%
  (express delivery services)
Adobe Systems, Inc.                   3.8
  (software)
Guidant Corp                          3.5
  (medical)
General Motors Corp. Class H          3.0
  (telecommunications)
Texas Instruments, Inc.               3.0
  (electronics)
ConocoPhillips                        2.7
  (energy)
Microsoft Corp.                       2.7
  (software)
Novartis AG ADR                       2.5
  (pharmaceuticals)
Micron Technology, Inc.               2.4
  (electronics)
Caterpillar, Inc.                     2.2
  (manufacturing)
------------------------------------------
Top Ten                              31.1%
------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.



------------------------------------------------------------------
VOLATILITY MEASURES
                                                       COMPARATIVE
                                        FUND                INDEX*
------------------------------------------------------------------
R-Squared                               0.89                  1.00
Beta                                    1.17                  1.00
------------------------------------------------------------------


-----------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                                COMPARATIVE
                                        FUND         INDEX*
-----------------------------------------------------------
Auto & Transportation                    11%             3%
Consumer Discretionary                   15             14
Consumer Staples                          0              8
Financial Services                        5             22
Health Care                              18             13
Integrated Oils                           4              4
Other Energy                              3              2
Materials & Processing                    5              3
Producer Durables                         6              4
Technology                               23             15
Utilities                                 1              7
Other                                     1              5
-----------------------------------------------------------
Cash Investments                          8%             0%
-----------------------------------------------------------


-------------------------------
INVESTMENT FOCUS

MARKET CAP               Large
STYLE                   Growth
-------------------------------


                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.


*S&P 500 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 8/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


PRIMECAP FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 1993-AUGUST 31, 2003
--------------------------------------------------------------------------------
                                                               AVERAGE
             PRIMECAP FUND               S&P 500              MULTI-CAP
            INVESTOR SHARES*              INDEX              GROWTH FUND**

199308             25000                  25000                 25000
199311             25371                  25080                 25200
199402             27261                  25534                 26563
199405             27017                  25140                 24990
199408             29070                  26367                 25905
199411             28813                  25342                 25058
199502             30510                  27414                 26370
199505             34123                  30215                 28363
199508             38471                  32022                 32503
199511             40140                  34714                 33916
199602             40672                  36926                 35333
199605             43714                  38807                 38815
199608             41474                  38020                 36407
199611             47360                  44386                 40486
199702             49712                  46587                 40548
199705             55284                  50222                 42681
199708             62419                  53474                 47314
199711             64589                  57043                 47907
199802             69900                  62895                 52855
199805             69394                  65633                 53774
199808             59276                  57803                 44981
199811             74030                  70539                 54666
199902             81313                  75308                 61650
199905             87869                  79433                 65798
199908             96711                  80822                 69141
199911            104360                  85280                 79512
200002            129423                  84142                108670
200005            126789                  87756                 92413
200008            139331                  94011                111559
200011            114414                  81681                 79790
200102            108166                  77243                 73233
200105            112351                  78494                 71306
200108            102550                  71083                 61402
200111            100436                  71697                 59316
200202            100048                  69895                 56843
200205             95448                  67625                 54863
200208             78680                  58292                 45671
200211             83678                  59857                 45656
200302             75196                  54042                 42854
200305             88869                  62173                 50194
200308             97098                  65326                 55294
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED AUGUST 31, 2003
                                  ---------------------------------- FINAL VALUE
                                        ONE         FIVE       TEN  OF A $25,000
                                       YEAR        YEARS     YEARS    INVESTMENT
--------------------------------------------------------------------------------
PRIMECAP Fund Investor Shares*       22.18%       10.37%    14.53%       $97,098
  S&P 500 Index                      12.07         2.48     10.08         65,326
  Average Multi-Cap Growth Fund**    21.07         4.21      8.26         55,294
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                        ONE        SINCE           OF A $250,000
                                       YEAR   INCEPTION+              INVESTMENT
--------------------------------------------------------------------------------
PRIMECAP Fund Admiral Shares*        22.35%        0.63%                $252,826
S&P 500 Index                        12.07        -4.00                  232,285
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 1993-AUGUST 31, 2003

                        PRIMECAP FUND           S&P 500
                      INVESTOR SHARES            INDEX

1994                       16.3                   5.5
1995                       32.3                  21.4
1996                        7.8                  18.7
1997                       50.5                  40.6
1998                       -5.0                   8.1
1999                       63.2                  39.8
2000                       44.1                  16.3
2001                      -26.4                 -24.4
2002                      -23.3                 -18.0
2003                       23.4                  12.1
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
**Derived from data provided by Lipper Inc.
+November 12, 2001.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                              ONE    FIVE ----------------------
                           INCEPTION DATE    YEAR   YEARS CAPITAL INCOME   TOTAL
--------------------------------------------------------------------------------
PRIMECAP Fund
 Investor Shares                11/1/1984   4.40%   4.62%  13.45%  0.68%  14.13%
   Fee-Adjusted Returns*                    3.36    4.62   13.45   0.68   14.13
 Admiral Shares                11/12/2001   4.54  -3.52**     --     --      --
   Fee-Adjusted Returns*                    3.50  -4.10**     --     --      --
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
**Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2003

                                        ONE YEAR*      FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
PRIMECAP Fund Investor Shares
 Returns Before Taxes                      22.18%          10.37%         14.53%
 Returns After Taxes on Distributions      21.93            9.25          13.37
 Returns After Taxes on Distributions
   and Sale of Fund Shares                 14.37            8.62          12.51
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.

ABOUT YOUR FUND EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended August 31, 2003. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                     FUND        COST OF $10,000      PEER GROUP
                            EXPENSE RATIO     INVESTMENT IN FUND   EXPENSE RATIO
--------------------------------------------------------------------------------
PRIMECAP Fund
  Investor Shares                   0.51%                    $57           1.76%
  Admiral Shares                    0.37                      41           1.76
--------------------------------------------------------------------------------
The funds do not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.


You can find more information about a fund's expense ratio, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 8/31/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                        SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.7%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (10.9%)
 (1)FedEx Corp.                                  15,006,000      $     1,006,903
    Union Pacific Corp.                           6,506,500              396,506
    Southwest Airlines Co.                       14,459,737              247,117
 (1)Delta Air Lines, Inc.                         9,464,700              121,811
*(1)AMR Corp.                                     9,500,000              104,500
    United Parcel Service, Inc.                   1,200,000               75,312
*(1)Alaska Air Group, Inc.                        2,540,000               70,079
    ArvinMeritor, Inc.                            1,620,600               30,500
*   Fleetwood Enterprises, Inc.                     470,000                5,170
*   ABX Air, Inc.                                   600,000                1,410
                                                                 ---------------
                                                                 $     2,059,308
                                                                 ---------------
CONSUMER DISCRETIONARY (15.4%)
*   General Motors Corp. Class H                 38,244,054              571,366
    TJX Cos., Inc.                               10,194,800              220,819
*(1) Robert Half International, Inc.              9,765,100              217,176
    Target Corp.                                  4,669,000              189,561
*   eBay Inc.                                     3,350,000              185,523
*   Costco Wholesale Corp.                        5,550,000              178,099
    Lowe's Cos., Inc.                             3,032,000              166,335
*   AOL Time Warner Inc.                          9,456,100              154,702
    Eastman Kodak Co.                             5,000,000              139,450
    The Walt Disney Co.                           5,750,000              117,875
    Sabre Holdings Corp.                          4,656,300              105,325
*   Liberty Media Corp.                           8,000,000               96,800
*(1)The Neiman Marcus
      Group, Inc. Class A                         2,246,800               95,714
*   Best Buy Co., Inc.                            1,650,000               85,816
    Carnival Corp.                                2,230,000               77,136
    Manpower Inc.                                 1,829,400               71,182
*   Accenture Ltd.                                1,977,800               41,850
    Washington Post Co. Class B                      60,000               41,762
*(1)The Neiman Marcus
      Group, Inc. Class B                         1,028,811               40,175
    The McClatchy Co. Class A                       500,000               29,860
    Tiffany & Co.                                   642,000               24,987
    Viacom Inc. Class B                             500,000               22,500
*   Abercrombie & Fitch Co.                         700,000               21,308
    Royal Caribbean Cruises, Ltd.                   587,000               18,285
                                                                 ---------------
                                                                 $     2,913,606
                                                                 ---------------

FINANCIAL SERVICES (5.0%)
    The Chubb Corp.                               3,851,000              261,637
    J.P. Morgan Chase & Co.                       5,030,000              172,127
    Bank One Corp.                                4,000,000              157,880
    Jefferson-Pilot Corp.                         1,500,000               66,405
    Transatlantic Holdings, Inc.                    843,750               59,645
    American International
      Group, Inc.                                   800,000               47,656
    The Bank of New York Co., Inc.                1,500,000               44,130

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                        SHARES                (000)
--------------------------------------------------------------------------------
    Capital One Financial Corp.                     410,000      $        21,894
    Wells Fargo & Co.                               435,000               21,811
    Marsh & McLennan Cos., Inc.                     400,000               20,000
    Federal Home Loan
      Mortgage Corp.                                325,000               17,274
    Fifth Third Bancorp                             230,000               13,478
    Equifax, Inc.                                   500,000               11,470
    St. Paul Cos., Inc.                             250,000                8,690
*   Concord EFS, Inc.                               513,800                7,116
    Lincoln National Corp.                          200,000                7,084
    Torchmark Corp.                                 150,000                6,054
                                                                 ---------------
                                                                 $       944,351
                                                                 ---------------
HEALTH CARE (18.0%)
    Guidant Corp.                                13,250,000              665,150
    Novartis AG ADR                              12,650,000              467,671
    Pfizer Inc.                                  13,518,793              404,482
*(1)IDEC Pharmaceuticals Corp.                    9,765,400              339,348
*(1)Biogen, Inc.                                  7,918,000              312,444
*   Genzyme Corp.-General Division                6,200,000              292,330
*   Genentech, Inc.                               3,650,000              289,810
    Eli Lilly & Co.                               2,520,000              167,656
    Medtronic, Inc.                               3,187,400              158,031
*(1)Millipore Corp.                               2,820,000              128,028
*(1)Sepracor Inc.                                 4,400,000              118,448
    Bristol-Myers Squibb Co.                      1,880,000               47,696
    Merck & Co., Inc.                               300,000               15,096
*   Applera Corp.-Celera Genomics Group           1,073,600               10,929
*   Amgen, Inc.                                      42,000                2,768
*   Medco Health Solutions, Inc.                     36,180                  966
                                                                 ---------------
                                                                 $     3,420,853
                                                                 ---------------
INTEGRATED OILS (3.5%)
    ConocoPhillips                                9,175,000              512,332
    Amerada Hess Corp.                            3,200,000              150,880
    Murphy Oil Corp.                                 60,000                3,464
                                                                 ---------------
                                                                 $       666,676
                                                                 ---------------
OTHER ENERGY (2.8%)
(1) Pogo Producing Co.                            3,260,000              149,830
    Anadarko Petroleum Corp.                      3,100,000              134,850
(1) Noble Energy, Inc.                            3,300,000              130,647
    Schlumberger Ltd.                             1,700,000               84,167
    El Paso Corp.                                 3,400,000               24,956
                                                                 ---------------
                                                                 $       524,450
                                                                 ---------------

MATERIALS & PROCESSING (5.0%)
(1) Potash Corp. of Saskatchewan, Inc.            3,200,700              226,930
    Sigma-Aldrich Corp.                           2,500,000              136,875
    Weyerhaeuser Co.                              2,190,000              130,305
    Engelhard Corp.                               3,908,400              109,709

    Monsanto Co.                                  3,523,936               90,600
    Temple-Inland Inc.                            1,725,000               85,870
(1) Granite Construction Co.                      3,150,000               61,299
(1) MacDermid, Inc.                               1,701,000               48,631
    Fluor Corp.                                   1,000,000               36,840
    Rohm & Haas Co.                                 500,000               18,165
    MeadWestvaco Corp.                               55,000                1,394
                                                                 ---------------
                                                                 $       946,618
                                                                 ---------------
PRODUCER DURABLES (6.2%)
    Caterpillar, Inc.                             5,770,000              414,459
*(1)Tektronix, Inc.                               6,629,600              156,724
*   LM Ericsson Telephone Co. ADR Class B         8,697,777              134,641
    Deere & Co.                                   2,298,500              129,888
*(1)Plantronics, Inc.                             4,701,500              118,807
    Kennametal, Inc.                              1,500,000               58,980
    W.W. Grainger, Inc.                             900,000               44,847
    Donaldson Co., Inc.                             800,000               43,920
*   Agilent Technologies, Inc.                    1,220,480               29,682
*   Mykrolis Corp.                                1,908,613               24,048
    Pall Corp.                                      750,000               18,750
*   Applied Materials, Inc.                         330,000                7,128
                                                                 ---------------
                                                                 $     1,181,874
                                                                 ---------------

TECHNOLOGY (23.2%)
 COMMUNICATIONS TECHNOLOGY (3.8%)
    Motorola, Inc.                               19,195,550              205,968
    QUALCOMM Inc.                                 4,771,000              196,947
*   Nortel Networks Corp.                        45,019,300              146,313
*   Corning, Inc.                                 9,320,300               76,892
    Symbol Technologies, Inc.                     4,200,000               56,868
*   Tellabs, Inc.                                 7,400,000               48,322

COMPUTER SERVICES SOFTWARE & SYSTEMS (7.5%)
 (1)Adobe Systems, Inc.                          18,499,000              718,316
    Microsoft Corp.                              19,175,000              508,521
*(1)Citrix Systems, Inc.                          9,725,000              200,238
*     Symantec Corp.                                183,400               10,533

COMPUTER TECHNOLOGY (1.3%)
    Hewlett-Packard Co.                          12,111,250              241,256
*   Dell Inc.                                         5,000                  163

ELECTRONICS (1.3%)
    Sony Corp. ADR                                7,200,000              237,240

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.8%)

    Texas Instruments, Inc.                      23,534,000              561,286
*(1)Micron Technology, Inc.                      31,749,500              455,923
    Intel Corp.                                  14,365,000              411,126

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                        SHARES                (000)
--------------------------------------------------------------------------------
*   Xilinx, Inc.                                    914,900      $        28,215
*   LSI Logic Corp.                               1,400,000               16,156
    STMicroelectronics N.V.                         100,000                2,494

ELECTRONICS TECHNOLOGY (0.6%)
    Raytheon Co.                                  2,000,000               64,120
*(1)Coherent, Inc.                                1,700,000               44,540

SCIENTIFIC EQUIPMENT & SUPPLIES (0.9%)
    Applera Corp.-Applied Biosystems Group        7,800,000              169,728
                                                                 ---------------
                                                                 $     4,401,165
                                                                 ---------------
UTILITIES (1.0%)
    Sprint Corp.                                  9,348,800              138,082
*   Cox Communications, Inc. Class A              1,750,000               57,260
                                                                 ---------------
                                                                 $       195,342
                                                                 ---------------
OTHER (0.7%)
*   Berkshire Hathaway Inc. Class B                  53,100              134,343
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $14,088,860)                           $    17,388,586
--------------------------------------------------------------------------------
PREFERRED STOCK (0.4%)
    The News Corp. Ltd. ADR Pfd. (Cost $76,807)   2,472,000               71,490
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.8%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
      1.05%, 9/2/2003                            $1,487,046           1,487,046
      1.06%, 9/2/2003--Note G                       183,060             183,060
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,670,106)                    1,670,106
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (Cost $15,835,773)                        19,130,182
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.9%)                              (177,330)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $   18,952,852
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,866,511,000.
ADR-American Depositary Receipt.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
    Investments in Securities, at Value                          $    19,130,182
    Receivables for Capital Shares Sold                                   47,645
    Other Assets--Note C                                                  23,639
                                                                 ---------------
      Total Assets                                               $    19,201,466
                                                                 ---------------
LIABILITIES
    Security Lending Collateral Payable
      to Brokers--Note G                                                 183,060
    Other Liabilities                                                     65,554
                                                                 ---------------
      Total Liabilities                                          $       248,614
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $    18,952,852
================================================================================

--------------------------------------------------------------------------------
AT AUGUST 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                  $   16,065,776
Undistributed Net
    Investment Income                                                    38,879
Accumulated Net Realized Losses                                        (446,212)
Unrealized Appreciation                                               3,294,409
--------------------------------------------------------------------------------
NET ASSETS                                                       $   18,952,852
================================================================================
Investor Shares--Net Assets
Applicable to 348,168,838 outstanding $.001
    par value shares of beneficial interest
      (unlimited authorization)                                  $   16,886,238
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                      $        48.50
================================================================================
Admiral Shares--Net Assets
Applicable to 41,050,330 outstanding $.001
    par value shares of beneficial interest
      (unlimited authorization)                                  $    2,066,614
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                       $        50.34
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                   PRIMECAP FUND
                                                      YEAR ENDED AUGUST 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                   $      146,809
    Interest                                                             15,655
    Security Lending                                                        784
--------------------------------------------------------------------------------
      Total Income                                               $      163,248
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                        28,933
 The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    41,868
      Admiral Shares                                                      2,570
    Marketing and Distribution
      Investor Shares                                                     1,886
      Admiral Shares                                                        161
 Custodian Fees                                                             202
 Auditing Fees                                                               12
 Shareholders' Reports and Proxies
    Investor Shares                                                         506
    Admiral Shares                                                            7
 Trustees' Fees and Expenses                                                 23
--------------------------------------------------------------------------------
    Total Expenses                                                       76,168
    Expenses Paid Indirectly--Note D                                       (793)
--------------------------------------------------------------------------------
      Net Expenses                                                       75,375
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    87,873
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                  88,715
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                        $    3,333,046
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $    3,509,634
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies of the fund were $10,942,000 and ($45,361,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         PRIMECAP FUND
                                                --------------------------------
                                                        YEAR ENDED AUGUST 31,
                                                --------------------------------
                                                       2003                2002
                                                      (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                        $      87,873      $       75,204
 Realized Net Gain (Loss)                            88,715            (904,233)
 Change in Unrealized Appreciation
    (Depreciation)                                3,333,046          (3,752,454)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                   3,509,634          (4,581,483)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
    Investor Shares                                 (70,314)            (90,882)
    Admiral Shares                                   (8,862)             (3,771)
 Realized Capital Gain*
    Investor Shares                                      --             (47,192)
    Admiral Shares                                       --              (1,920)
--------------------------------------------------------------------------------
      Total Distributions                           (79,176)           (143,765)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
    Investor Shares                                 593,031          (1,340,697)
    Admiral Shares                                  343,830           1,757,041
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                            936,861             416,344
--------------------------------------------------------------------------------
      Total Increase (Decrease)                   4,367,319          (4,308,904)
--------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                          14,585,533          18,894,437
--------------------------------------------------------------------------------
    End of Period                             $  18,952,852      $   14,585,533
================================================================================
* Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $49,112,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRIMECAP FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------
                                                     YEAR ENDED
                                                      AUGUST 31,        JAN 1 TO          YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                       ------------------------  AUG. 31,  ------------------------------------
THROUGHOUT EACH PERIOD                           2003        2002          2001*        2000        1999         1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 39.51     $ 51.90        $ 60.38     $ 62.07     $ 47.66      $ 39.56
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                          .23        .188            .21         .52         .26          .34
   Net Realized and Unrealized Gain (Loss)
      on Investments                             8.97     (12.183)         (8.28)       2.33       19.07         9.63
----------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations           9.20     (11.995)         (8.07)       2.85       19.33         9.97
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income          (.21)      (.260)          (.02)       (.49)       (.27)        (.35)
   Distributions from Realized Capital Gains       --       (.135)          (.39)      (4.05)      (4.65)       (1.52)
----------------------------------------------------------------------------------------------------------------------
      Total Distributions                        (.21)      (.395)          (.41)      (4.54)      (4.92)       (1.87)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $48.50      $39.51         $51.90      $60.38      $62.07       $47.66
======================================================================================================================

TOTAL RETURN**                                 23.41%     -23.28%        -13.39%       4.47%      41.34%       25.44%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)       $16,886     $13,216        $18,894     $21,762     $17,912      $11,210
   Ratio of Total Expenses to
      Average Net Assets                         0.51%       0.49%          0.50%+     0.48%       0.51%        0.51%
   Ratio of Net Investment Income to
      Average Net Assets                         0.56%       0.42%          0.58%+      0.80%       0.50%        0.78%
   Portfolio Turnover Rate                         12%         11%             7%         11%         19%          13%
----------------------------------------------------------------------------------------------------------------------

* The fund's fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
** Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
+Annualized.

PRIMECAP FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                             YEAR       NOV. 12,
                                                            ENDED       2001* TO
                                                         AUG. 31,       AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2003           2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 41.00  $     50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .295         .191
   Net Realized and Unrealized Gain (Loss)
     on Investments                                         9.310       (8.776)
--------------------------------------------------------------------------------
     Total from Investment Operations                       9.605       (8.585)
--------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.265)       (.275)
   Distributions from Realized Capital Gains                   --        (.140)
--------------------------------------------------------------------------------
     Total Distributions                                    (.265)       (.415)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $      50.34  $     41.00
================================================================================

TOTAL RETURN**                                              23.58%      -17.35%
================================================================================

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (Millions)              $      2,067  $     1,369
   Ratio of Total Expenses to Average Net Assets             0.37%        0.38%+
   Ratio of Net Investment Income to Average Net Assets      0.69%        0.52%+
   Portfolio Turnover Rate 12% 11%
================================================================================
*Inception.
** Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
+Annualized.



NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of

NOTES TO FINANCIAL STATEMENTS

the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 2003, the investment advisory fee represented an effective annual rate of 0.19% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2003, the fund had contributed capital of $3,085,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.08% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended August 31, 2003, these arrangements reduced the fund's expenses by $793,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2003, the fund had $60,081,000 of ordinary income available for distribution. The fund had available realized losses of $445,370,000 to offset future net capital gains through August 31, 2011.

At August 31, 2003, net unrealized appreciation of investment securities for tax purposes was $3,294,409,000, consisting of unrealized gains of $5,198,408,000 on securities that had risen in value since their purchase and $1,903,999,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2003, the fund purchased $2,139,791,000 of investment securities and sold $1,729,397,000 of investment securities, other than temporary cash investments. G. The market value of securities on loan to broker/dealers at August 31, 2003, was $179,144,000, for which the fund held cash collateral of $183,060,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:


--------------------------------------------------------------------------------
                                         YEAR ENDED                 YEAR ENDED
                                      AUGUST 31, 2003            AUGUST 31, 2002
                                -----------------------     --------------------
                                    AMOUNT       SHARES      AMOUNT       SHARES
                                     (000)        (000)       (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                        $2,541,060       61,980  $3,012,776      62,742
  Issued in Lieu of Cash
     Distributions                  68,639        1,743     134,959       2,676
  Redeemed*                     (2,016,668)     (50,043) (4,488,432)    (94,971)
                                ------------------------------------------------
Net Increase (Decrease)--
     Investor Shares               593,031       13,680  (1,340,697)    (29,553)
                                ------------------------------------------------
Admiral Shares
  Issued                           527,850       12,078   1,899,341      36,539
  Issued in Lieu of Cash
     Distributions                   7,971          195       5,148          98
  Redeemed*                       (191,991)      (4,622)   (147,448)     (3,238)
                                ------------------------------------------------
Net Increase (Decrease)--
     Admiral Shares                343,830        7,651   1,757,041      33,399
--------------------------------------------------------------------------------
* Net of redemption fees of $1,282,000 and $1,320,000, respectively (fund totals).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

OCTOBER 7, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD PRIMECAP FUND

This information for the fiscal year ended August 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time. manage your investments with ease

LOG ON TO VANGUARD.COM AND:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
  Go to our PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.


Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC.

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST.

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600


Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs of that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q590 102003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

ITEM 4: Not Applicable

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD CHESTER FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: October 27, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD CHESTER FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: October 27, 2003

      VANGUARD CHESTER FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
                TREASURER

Date: October 27, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.